                                         SELIGMAN
                               ------------------
                                  U.S. GOVERNMENT
                                SECURITIES SERIES

                                  ANNUAL REPORT
                                DECEMBER 31, 1999

                         Seeking High Current Income by
                     Investing in US Government Securities

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                     [logo]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman U.S. Government Securities Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                 TXUSG2 12/99

TO THE SHAREHOLDERS

For the fiscal year ended December 31, 1999, Seligman U.S. Government Securities Series posted a total return of -3.63%, based on the net asset value of Class A shares. During the same period, the Lipper General US Government Bond Funds Average posted a total return of -3.00% and the Lehman Brothers Government Bond Index posted a total return of -2.23%.

The past fiscal year was a difficult one for fixed-income securities, including those held by Seligman U.S. Government Securities Series. During this time, the Federal Reserve Board increased the federal funds rate three times in an attempt to slow the US economy. These increases reversed all of the Federal Reserve Board's 1998 actions, in which it eased monetary policy in response to a worldwide economic crisis. Despite 1999's rate increases, the US economy continued to expand at a remarkable pace, surprising most economic commentators. So far in 2000, the Federal Reserve Board has tightened policy once again, with an additional 25 basis point federal funds rate increase.

In response to the strong economy and a more restrictive Federal Reserve Board, bond yields moved steadily higher throughout 1999. On December 31, 1998, the 30-year Treasury bond yielded 5.08%. On December 31, 1999, the yield for this benchmark security was 140 basis points higher, at 6.48%.

In this challenging environment the Fund took defensive measures, particularly during the second half of the year, to slow the decline of the Fund's net asset value in the face of rising rates. Primarily, the Fund increased its holdings in bonds with shorter maturities. The prices of bonds with shorter maturities are less affected by changing rates than are the prices of bonds with longer-term maturities. The Fund also pursued opportunities outside of direct-obligation Treasuries in an effort to provide the Fund with additional yield.

We believe that, in the coming year, yields are likely to stabilize, which should allow bonds to post positive total returns. While the Federal Reserve Board is likely to remain cautious regarding inflationary pressures, we believe it is unlikely to be as aggressive as it was in 1999. We believe markets have already priced in some future rate increases by the Federal Reserve Board, and that long-term bond yields are thus unlikely to move significantly higher.

Thank you for your support of Seligman U.S. Government Securities Series in 1999. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to continuing to serve your investment needs in 2000.

By order of the Trustees,


/s/ William C. Morris
----------------------
    William C. Morris
    Chairman

                                                         /s/ Brian T. Zino
                                                         ----------------------
                                                             Brian T. Zino
                                                             President

February 4, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER, GARY S. ZELTZER

Q: How did Seligman U.S. Government Securities Series perform during the fiscal year ended December 31, 1999?

A: Seligman U.S. Government Securities Series posted a total return of -3.63%, based on the net asset value of Class A shares, while the Lipper General US Government Bond Funds Average, which measures the performance of the Fund's peer group, returned -3.00%, and the Lehman Brothers Government Bond Index, which measures the market performance of government bonds, returned -2.23%.

Q: What economic and market factors influenced the Fund's results during fiscal year?

A: The 12-month period ended December 31, 1999, was the most challenging year for the bond markets since 1994. Throughout 1999, yields moved steadily higher and bonds across the yield curve lost value. The continued remarkable strength of the US economy, the markedly improved global outlook, and a tighter Federal Reserve Board policy were the key factors that pushed interest rates higher. By year end, the federal funds rate had increased by 75 basis points and the 30-year US Treasury bond yield had increased by 140 basis points.

Q:  What was your investment strategy?

A: The Fund continued to pursue higher-yielding securities while, at the same time, sought to maintain the liquidity required to meet its cash flow needs. For this purpose, the Fund attempted to maintain a sufficient percentage of direct-obligation Treasury bonds. After the Fund's liquidity needs were met, we focused on increasing the Fund's yield. While the Fund's seeks to maintain a weighting of at least 80% in full faith and credit obligations of the US government, there are many securities other than direct-obligation Treasuries that fill this need while providing more yield than Treasuries. For this purpose, Government National Mortgage Association ("Ginnie Mae") bonds were bought during the past fiscal year. Title XI bonds, which are bonds used to finance US shipping were also bought during this time. These bonds offer a yield advantage over direct-obligation Treasuries while also providing the full faith and credit guarantee of the US government.

A TEAM APPROACH
Seligman U.S. Government Securities Series is managed by the Seligman Taxable Fixed Income Team, headed by Gary S. Zeltzer. Mr. Zeltzer is assisted by seasoned research professionals who identify securities that are backed by the full faith and credit of the US government. The Team seeks to position the Fund so as to minimize the negative effects of any sharp rise in interest rates while maximizing current income.

Taxable Fixed Income Team: Gary Zeltzer (Portfolio Manager), Brian Turner, Nicholas Walsh, Deborah Joseph (Administrative Assistant)

INTERVIEW WITH YOUR PORTFOLIO MANAGER, GARY S. ZELTZER

    In response to the rising rate environment, we began to take defensive action during the second half of the fiscal year. At that time, the Fund shifted out of some intermediate-term securities into some shorter-term securities, and added non-Treasury securities to the portfolio to increase the Fund's yield. The portfolio's performance thus improved during the second half of fiscal year 1999.

Q:  What is your outlook?

A: We believe that the year 2000 will provide a more stable environment for bonds, with interest rates fluctuating within a much narrower trading range than had been the case in 1999. We believe that the actions the Fed took in 1999 will allow the economy to maintain a slower rate of growth, but with low inflation, which will allow the Fed to take fewer restrictive actions than it took in 1999. We believe that the markets have already anticipated additional increases in the federal funds rate, so we don't expect market yields to move significantly higher.

    Over the coming fiscal year, after satisfying the Fund's liquidity needs with direct-obligation Treasuries, we will be seeking higher-yielding opportunities for the Fund. While the Fund does not typically invest more than 20% of the portfolio in agency securities, we can and will seek opportunities in full faith and credit securities that are not direct obligations of the US Treasury. These securities offer the yield advantages we are seeking while offering full faith and credit status.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman U.S. Government Securities Series Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1999, to a $10,000 investment made in the Lehman Brothers Government Bond Index (Lehman Bond Index) and the Lipper General US Government Bond Funds Average (Lipper Average) for the same period. The performances of Seligman U.S. Government Securities Series Class B, Class C, and Class D shares are not shown in this chart, but are included in the table on page 5. It is important to keep in mind that the Lehman Bond Index and the Lipper Average exclude the effect of fees and/or sales charges.

                      With Load       Without Load       Lehman Bond Index       Lipper Average
12/31/89                 $9,526            $10,000                 $10,000              $10,000
 3/31/90                 $9,293             $9,755                  $9,876               $9,892
 6/30/90                 $9,560            $10,035                 $10,222              $10,213
 9/30/90                 $9,614            $10,092                 $10,306              $10,275
12/31/90                $10,134            $10,637                 $10,872              $10,825
 3/31/91                $10,295            $10,807                 $11,108              $11,058
 6/30/91                $10,444            $10,963                 $11,258              $11,186
 9/30/91                $11,015            $11,563                 $11,900              $11,821
12/31/91                $11,557            $12,132                 $12,538              $12,430
 3/31/92                $11,311            $11,873                 $12,318              $12,186
 6/30/92                $11,749            $12,333                 $12,806              $12,643
 9/30/92                $12,229            $12,837                 $13,439              $13,177
12/31/92                $12,225            $12,833                 $13,444              $13,219
 3/31/93                $12,577            $13,203                 $14,052              $13,747
 6/30/93                $12,871            $13,511                 $14,458              $14,118
 9/30/93                $13,180            $13,835                 $14,928              $14,516
12/31/93                $13,137            $13,790                 $14,877              $14,459
 3/31/94                $12,866            $13,506                 $14,429              $13,981
 6/30/94                $12,660            $13,290                 $14,265              $13,733
 9/30/94                $12,693            $13,324                 $14,325              $13,740
12/31/94                $12,627            $13,255                 $14,375              $13,774
 3/31/95                $13,086            $13,737                 $15,052              $14,419
 6/30/95                $13,918            $14,610                 $15,985              $15,275
 9/30/95                $14,133            $14,835                 $16,268              $15,553
12/31/95                $14,919            $15,661                 $17,011              $16,254
 3/31/96                $14,399            $15,115                 $16,627              $15,818
 6/30/96                $14,343            $15,056                 $16,707              $15,825
 9/30/96                $14,525            $15,247                 $16,988              $16,067
12/31/96                $14,875            $15,615                 $17,484              $16,532
 3/31/97                $14,729            $15,461                 $17,342              $16,364
 6/30/97                $15,194            $15,949                 $17,944              $16,947
 9/30/97                $15,574            $16,348                 $18,545              $17,499
12/31/97                $16,144            $16,946                 $19,160              $18,032
 3/31/98                $16,290            $17,100                 $19,450              $18,265
 6/30/98                $16,726            $17,558                 $19,963              $18,693
 9/30/98                $17,519            $18,390                 $21,067              $19,558
12/31/98                $17,509            $18,380                 $21,050              $19,496
 3/31/99                $17,266            $18,125                 $20,749              $19,241
 6/30/99                $16,921            $17,762                 $20,573              $18,976
 9/30/99                $16,963            $17,806                 $20,709              $19,039
12/31/99                $16,874            $17,713                 $20,578              $18,912

    Although the payment of principal and interest with respect to certain long-term securities held in Seligman U.S. Government Securities Series are guaranteed by the US government or its agencies, the rate of return will vary and the principal value of an investment in the Fund will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

PERFORMANCE OVERVIEW

Investment Results Per Share


TOTAL RETURNS
For Periods Ended December 31, 1999                                            AVERAGE ANNUAL
                                                             ------------------------------------------------
                                                   CLASS C                               CLASS B     CLASS D
                                                    SINCE                                 SINCE       SINCE
                                                  INCEPTION    ONE     FIVE     10      INCEPTION   INCEPTION
                                     SIX MONTHS*   5/27/99*   YEAR     YEARS   YEARS     1/1/97      9/21/93
                                     -----------  ---------  -------  ------ -------   ----------  ----------
Class A**
With Sales Charge                      (4.97)%       n/a     (8.16)%   4.95%   5.37%       n/a         n/a
Without Sales Charge                   (0.28)        n/a     (3.63)    5.97    5.88        n/a         n/a
Class B**
With CDSC+                             (5.51)        n/a     (9.05)     n/a     n/a       2.47%        n/a
Without CDSC                           (0.65)        n/a     (4.47)     n/a     n/a       3.39         n/a
Class C**
With Sales Charge and CDSC             (2.64)       (3.54)%    n/a      n/a     n/a        n/a         n/a
Without Sales Charge and CDSC          (0.65)       (1.59)     n/a      n/a     n/a        n/a         n/a
Class D**
With 1% CDSC                           (1.62)        n/a     (5.38)     n/a     n/a        n/a         n/a
Without CDSC                           (0.65)        n/a     (4.47)    5.13     n/a        n/a        3.11%
Lehman Brothers Government
   Bond Index++                         0.04        (0.17)^  (2.23)    7.44    7.48        5.58       5.27+++
Lipper General US Government
   Bond Funds Average++                (0.34)       (0.92)^  (3.00)    6.54    6.58        4.58       4.32+++



NET ASSET VALUE                                            DIVIDEND AND YIELD INFORMATION
                                                           For the Year Ended December 31, 1999
           DECEMBER 31,     JUNE 30,    DECEMBER 31,
              1999           1999          1998                        DIVIDENDS^^       YIELD^^^
        ----------------  ---------- ----------------                 -------------     --------
Class A      $6.50           $6.69        $7.09            Class A       $0.3364          5.20%
Class B       6.51            6.70         7.11            Class B        0.2867          4.64
Class C       6.51            6.70          n/a            Class C        0.1736          4.72
Class D       6.51            6.70         7.11            Class D        0.2867          4.64

WEIGHTED AVERAGE MATURITY   15.75 years

------------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ The Lehman Brothers Government Bond Index and the Lipper General US
    Government Bond Funds Average are unmanaged benchmarks that assume investment of dividends. The Lehman Brothers Government Bond Index and the Lipper General US Government Bond Funds Average exclude the effect of fees and/or sales charges. The monthly performances of the Lipper General US Government Bond Funds Average are used for the Performance Overview. Investors cannot invest directly in an average or an index.
+++ From September 30, 1993.
  ^ From May 31, 1999.
 ^^ Represents per share amount paid or declared for the year ended December 31,
    1999 (from May 27, 1999, to December 31, 1999 for Class C shares).
^^^ Current yield, representing the annualized yield for the 30-day period ended
    December 31, 1999, has been computed in accordance with SEC regulations and will vary.

                                      5

PORTFOLIO OF INVESTMENTS
December 31, 1999

                                                                     PRINCIPAL
                                                                      AMOUNT          VALUE
                                                                  --------------  --------------
US FULL FAITH AND CREDIT OBLIGATIONS 79.2%
US Treasury Bonds:
   8.75%, due 5/15/2020...........................................  $6,000,000    $ 7,263,750
   7.25%, due 8/15/2022...........................................   2,910,000      3,069,142
   6.25%, due 8/15/2023...........................................   3,000,000      2,830,314
US Treasury Notes:
   6.375%, due 9/30/2001..........................................   4,550,000      4,559,955
   6.25%, due 8/31/2002...........................................   6,000,000      5,998,128
   6.625%, due 5/15/2007..........................................   7,000,000      7,030,625
Financial Assistance Corp.
   8.80%, due 6/10/2005...........................................   4,500,000      4,863,168
Government National Mortgage Association ("Ginnie Mae") Obligations,
   Mortgage Pass-through Certificates:*
   6%, due 5/15/2013..............................................   4,394,792      4,164,523
   5.50%, due 1/15/2014...........................................   4,543,398      4,207,378
   7%, due 11/20/2019.............................................   1,941,149      1,937,276
   7%, due 8/16/2025..............................................   3,917,000      3,812,494
   6.95%, due 2/20/2027...........................................   4,000,000      3,954,076
   6.50%, due 12/15/2028..........................................   6,085,290      5,718,275
   6.50%, due 12/15/2028..........................................   1,911,765      1,796,463
   6%, due 12/20/2028.............................................   5,283,418      4,797,518
   7.15%, due 4/15/2031...........................................   2,818,182      2,751,862
   6.69%, due 5/15/2034...........................................   2,305,713      2,154,756
   6.85%, due 6/15/2034...........................................   1,933,939      1,825,258
   7.10%, due 7/15/2034...........................................   1,996,118      1,943,323
Private Export Funding
   6.67%, due 9/15/2009...........................................   3,000,000      2,906,130
US Government Gtd. Title XI (American Heavy Lift)
   7.18%, due 6/1/2017............................................   4,500,000      4,470,259
US Government Gtd. Title XI (Bay Transportation)
   7.30%, due 6/1/2021............................................   2,796,000      2,734,354
US Government Gtd. Title XI (Rowan Companies)
   6.15%, due 7/1/2010............................................   2,186,000      2,041,180
US Government Gtd. Title XI (Vessel Management)
   6.08%, due 5/20/2024...........................................     980,000        899,253
                                                                                   ----------
TOTAL US FULL FAITH AND CREDIT OBLIGATIONS (Cost $92,146,436).....                 87,729,460
                                                                                   ----------

------------------
See footnotes on page 7.
                                       6

PORTFOLIO OF INVESTMENTS
December 31, 1999

                                                                     PRINCIPAL
                                                                      AMOUNT          VALUE
                                                                  --------------  --------------
AGENCY OBLIGATIONS 13.1%
Federal Home Loan Bank:
   5.75%, due 7/15/2003...........................................   2,500,000     $  2,420,728
   5.125%, due 10/15/2008.........................................   2,000,000        1,751,096
Federal National Mortgage Association:
   5.75%, due 4/15/2003...........................................   1,500,000        1,457,426
   6.50%, due 4/29/2009...........................................   2,890,000        2,712,375
   6%, due 11/1/2010*.............................................   2,478,740        2,391,479
   7%, due 5/1/2029*..............................................   1,437,969        1,391,178
Tennessee Valley Authority,
   6.125%, due 7/15/2003..........................................   2,500,000        2,426,837
                                                                                   ------------
TOTAL AGENCY OBLIGATIONS (Cost $15,100,269) ......................                   14,551,119
                                                                                   ------------
REPURCHASE AGREEMENT 7.0% (Cost $7,810,000)
State Street Bank & Trust, 3.50%, maturing 1/3/2000,
   collateralized by: $7,505,000 US Treasury Notes 7.50%,
   due 2/15/2005, with a fair market value of $8,049,112..........   7,810,000        7,810,000
                                                                                   ------------

TOTAL INVESTMENTS 99.3% (Cost $115,056,705) ......................                  110,090,579

OTHER ASSETS LESS LIABILITIES 0.7% ...............................                      742,730
                                                                                   ------------
NET ASSETS 100.0% ................................................                 $110,833,309
                                                                                   ============

------------------
* Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999


ASSETS:
Investments, at value:
   Long-term holdings (Cost $107,246,705).......................  $102,280,579
   Short-term holdings (Cost $7,810,000)........................     7,810,000    $110,090,579
                                                                  ------------
Cash............................................................................       214,052
Interest receivable.............................................................     1,144,657
Receivable for shares of Beneficial Interest sold...............................       559,973
Receivable for Securities sold..................................................       104,000
Expenses prepaid to shareholder service agent...................................        16,725
Other...........................................................................        23,272
                                                                                  ------------
Total Assets....................................................................   112,153,258
                                                                                  ------------
LIABILITIES:
Payable for shares of Beneficial Interest repurchased...........................       957,369
Dividends payable...............................................................       168,790
Accrued expenses and other......................................................       193,790
                                                                                  ------------
Total Liabilities...............................................................     1,319,949
                                                                                  ------------
Net Assets......................................................................  $110,833,309
                                                                                  ============
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($0.001 par value;
   unlimited shares authorized; 17,048,890 shares outstanding):
   Class A......................................................................  $      9,942
   Class B......................................................................         3,935
   Class C......................................................................           438
   Class D......................................................................         2,734
Additional paid-in capital......................................................   126,774,980
Accumulated net realized loss...................................................   (10,992,594)
Net unrealized depreciation of investments......................................    (4,966,126)
                                                                                  ------------
Net Assets......................................................................  $110,833,309
                                                                                  ============
NET ASSET VALUE PER SHARE:
Class A ($64,574,689 / 9,941,601 shares)........................................         $6.50
                                                                                         =====
Class B ($25,611,345 / 3,935,072 shares)........................................         $6.51
                                                                                         =====
Class C ($2,850,710 / 437,977 shares)...........................................         $6.51
                                                                                         =====
Class D ($17,796,565 / 2,734,240 shares)........................................         $6.51
                                                                                         =====

------------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999


INVESTMENT INCOME:
Interest.....................................................................      $ 6,008,439

EXPENSES:
Distribution and service fees...................................  $  576,137
Management fee..................................................     483,670
Shareholder account services....................................     262,868
Registration....................................................      97,400
Shareholder reports and communications..........................      47,356
Auditing and legal fees.........................................      28,179
Custody and related services....................................      20,055
Trustees' fees and expenses.....................................      11,710
Miscellaneous...................................................       4,566
                                                                  ----------
Total Expenses...............................................................        1,531,941
                                                                                   -----------
Net Investment Income........................................................        4,476,498

NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investments................................   (1,366,186)
Net change in unrealized appreciation of investments............   (7,348,447)
                                                                  -----------
Net Loss on Investments......................................................       (8,714,633)
                                                                                   -----------
Decrease in Net Assets from Operations.......................................      $(4,238,135)
                                                                                   ===========

------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED DECEMBER 31,
                                                                 -----------------------------
OPERATIONS:                                                          1999            1998
                                                                 -----------------------------
Net investment income........................................... $  4,476,498     $  3,656,228
Net realized gain (loss) on investments.........................   (1,366,186)       1,895,993
Net change in unrealized appreciation of investments............   (7,348,447)         118,769
                                                                 ------------     ------------
Increase (Decrease) in Net Assets from Operations...............   (4,238,135)       5,670,990
                                                                 ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A......................................................   (2,597,831)      (2,495,781)
   Class B......................................................     (990,633)        (431,493)
   Class C......................................................      (37,888)              --
   Class D......................................................     (850,146)        (728,954)
                                                                 ------------     ------------
Decrease in Net Assets from Distributions.......................   (4,476,498)      (3,656,228)
                                                                 ------------     ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales of shares...............................   47,497,054       23,951,057
Investment of dividends.........................................    2,636,064        2,191,011
Exchanged from associated Funds.................................  251,938,017      117,766,714
                                                                 ------------     ------------
Total...........................................................  302,071,135      143,908,782
                                                                 ------------     ------------
Cost of shares repurchased......................................  (42,731,953)     (18,312,477)
Exchanged into associated Funds................................. (249,832,046)     (78,565,150)
                                                                 ------------     ------------
Total........................................................... (292,563,999)     (96,877,627)
                                                                 ------------     ------------
Increase in Net Assets from Transactions in Shares of
   Beneficial Interest..........................................    9,507,136       47,031,155
                                                                 ------------     ------------
Increase in Net Assets.........................................       792,503       49,045,917

NET ASSETS:
Beginning of Year...............................................  110,040,806       60,994,889
                                                                 ------------     ------------
End of Year..................................................... $110,833,309     $110,040,806
                                                                 ============     ============

------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman U.S. Government Securities Series (the "Fund"), a series of Seligman High Income Fund Series, offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in US Government and Government agency securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes discounts, but does not amortize premiums on purchases of portfolio securities.

d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by
    J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a

NOTES TO FINANCIAL STATEMENTS

    particular class, are charged directly to such class. For the year ended December 31, 1999, distribution and service fees were the only class-specific expenses.

f. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of US Government obligations, excluding short-term investments, for the year ended December 31, 1999, amounted to $61,830,288 and $47,483,815, respectively.

    At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized depreciation of portfolio securities amounted to $5,106,907.

4. Management Fee, Distribution Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $6,203 from sales of Class A shares. Commissions of $45,253 and $23,801 were paid to dealers from sales of Class A and Class C shares, respectively.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1999, fees incurred under the Plan aggregated $130,223 or 0.25% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the

NOTES TO FINANCIAL STATEMENTS

average daily net assets of Class B, Class C, and Class D shares, amounted to $235,785, $8,752, and $201,377, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1999, such charges amounted to $43,767.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 1999, amounted to $4,427.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of Beneficial Interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1999, Seligman Services, Inc. received commissions of $2,831 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $15,299, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $233,352 for shareholder account services.

    Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $42,023 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the year ended December 31, 1999, the Fund did not borrow from the credit facility.

6. Capital Loss Carryforward -- At December 31, 1999, the Fund had a net capital loss carryforward for federal income tax purposes of $10,847,957, which is available for offset against future taxable net capital gains, expiring in various amounts through 2007. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS

7. Transactions in Shares of Beneficial Interest -- The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:


                                                    CLASS A                                          CLASS B
                            --------------------------------------------------- ---------------------------------------------------
                                             YEAR ENDED DECEMBER 31,                          YEAR ENDED DECEMBER 31,
                            --------------------------------------------------- ---------------------------------------------------
                                       1999                       1998                    1999                       1998
                            --------------------------------------------------- ---------------------------------------------------
                               SHARES        AMOUNT      SHARES       AMOUNT      SHARES         AMOUNT       SHARES        AMOUNT
                            ------------  ------------  ---------- ------------ -----------   ------------  -----------  -----------
Net of shares..............    5,570,888  $     37,170   2,363,194  $16,457,004     457,998  $  3,122,776      562,070   $3,968,163
Investment of dividends....      222,764     1,504,381     202,386    1,412,846      76,931       523,531       39,408      278,047
Exchanged from associated
  Funds....................   29,068,526   197,586,929   5,226,303   36,731,913   3,296,612    22,084,719    4,842,484   34,312,850
                             -----------  ------------  ----------  -----------  ----------  ------------   ----------  -----------
Total......................   34,862,178   236,261,762   7,791,883   54,601,763   3,831,541    25,731,026    5,443,962   38,559,060
                             -----------  ------------  ----------  -----------  ----------  ------------   ----------  -----------
Cost of shares repurchased    (3,425,090)  (23,101,561) (1,430,402) (10,025,783)   (891,282)   (6,018,600)    (326,753)  (2,312,760)
Exchanged into associated
  Funds....................  (29,323,493) (199,354,246) (5,139,464) (35,957,745) (2,934,119)  (19,934,197)  (1,655,633) (11,698,641)
                             -----------  ------------  ----------  -----------  ----------  ------------   ----------  -----------
Total......................  (32,748,583) (222,455,807) (6,569,866) (45,983,528) (3,825,401)  (25,952,797)  (1,982,386) (14,011,401)
                             -----------  ------------  ----------  -----------  ----------  ------------   ----------  -----------
Increase (Decrease)........    2,113,595  $ 13,805,955   1,222,017  $ 8,618,235       6,140  $   (221,771)   3,461,576  $24,547,659
                             ===========  ============  ==========  ===========  ==========  ============   ==========  ===========

                                                              CLASS C                          CLASS D
                                                       --------------------   -------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                           MAY 27, 1999* TO   -------------------------------------------------
                                                           DECEMBER 31, 1999           1999                      1998
                                                       --------------------   -------------------------------------------------
                                                         SHARES    AMOUNT      SHARES       AMOUNT       SHARES         AMOUNT
                                                       --------- ----------   ---------   ----------    ---------   -----------
Net proceeds from sales of shares.....................  624,673  $ 4,132,172     452,022  $ 3,071,654      499,654   $ 3,525,890
Investment of dividends...............................    4,452       29,341      84,898      578,811       71,043       500,118
Exchanged from associated Funds.......................  179,571    1,183,696   4,599,039   31,082,673    6,629,069    46,721,951
                                                       --------  -----------  ----------  -----------   ----------   -----------
Total.................................................  808,696    5,345,209   5,135,959   34,733,138    7,199,766    50,747,959
                                                       --------  -----------  ----------  -----------   ----------   -----------
Cost of shares repurchased............................  (47,034)    (309,323) (1,948,365) (13,302,469)    (849,272)   (5,973,934)
Exchanged into associated Funds....................... (323,685)  (2,134,012) (4,197,974) (28,409,591)  (4,398,523)  (30,908,764)
                                                       --------  -----------  ----------  -----------   ----------   -----------
Total................................................. (370,719)  (2,443,335) (6,146,339) (41,712,060)  (5,247,795)  (36,882,698)
                                                       --------  -----------  ----------  -----------   -----------  -----------
Increase (Decrease)...................................  437,977  $ 2,901,874  (1,010,380) $(6,978,922)   1,951,971   $13,865,261
                                                       ========  ===========  ==========  ============  ===========  ===========

------------------
*Commencement of offering of shares.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                            CLASS A                              CLASS B
                                           -------------------------------------------  --------------------------
                                                                                          YEAR ENDED
                                                    YEAR ENDED DECEMBER 31,               DECEMBER 31,    1/1/97*
                                           -------------------------------------------  ----------------     TO
                                             1999     1998     1997     1996     1995     1999     1998   12/31/97
                                           -------  -------  -------  -------  -------  -------  -------  --------
PER SHARE DATA:
Net Asset Value, Beginning of Year.......    $7.09    $6.88    $6.71    $7.15    $6.47    $7.11    $6.89     $6.73
                                           -------  -------  -------  -------  -------  -------  -------  --------
Income from Investment Operations:
Net investment income....................     0.34     0.36     0.38     0.41     0.46     0.29     0.30      0.33
Net realized and unrealized gain (loss)
  on investments.........................    (0.59)    0.21     0.17    (0.44)    0.68    (0.60)    0.22      0.16
                                           -------  -------  -------  -------  -------  -------  -------   -------
Total from Investment Operations.........    (0.25)    0.57     0.55    (0.03)    1.14    (0.31)    0.52      0.49
                                           -------  -------  -------  -------  -------  -------  -------   -------
Less Distributions:
Dividends from net investment income.....    (0.34)   (0.36)   (0.38)   (0.41)   (0.46)   (0.29)   (0.30)    (0.33)
                                           -------  -------  -------  -------  -------  -------  -------   -------
Total Distributions......................    (0.34)   (0.36)   (0.38)   (0.41)   (0.46)   (0.29)   (0.30)    (0.33)
                                           -------  -------  -------  -------  -------  -------  -------   -------
Net Asset Value, End of Year.............    $6.50    $7.09    $6.88    $6.71    $7.15    $6.51    $7.11     $6.89
                                           =======  =======  =======  =======  =======  =======  =======   =======
TOTAL RETURN:                                (3.63)%   8.46%    8.53%   (0.29)%  18.15%   (4.47)%   7.78%     7.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)...   $64,575 $55,503  $45,426  $46,889  $55,061  $25,611   $27,924    $3,219
Ratio of expenses to average net assets..     1.25%   1.05%    1.23%    1.14%    1.14%    2.00%     1.83%     2.01%
Ratio of net income to average net assets     4.99%   5.11%    5.68%    6.05%    6.71%    4.24%     4.33%      4.9%
Portfolio turnover rate .................    51.59%  99.43%  193.90%  175.25%  213.06%   51.59%    99.43%   193.90%

------------------
See footnotes on page 16.
                                       15

FINANCIAL HIGHLIGHTS

                                                    CLASS C                     CLASS D
                                                   ---------  -------------------------------------------
                                                   5/27/99*              YEAR ENDED DECEMBER 31,
                                                      TO      -------------------------------------------
                                                   12/31/99     1999     1998     1997     1996     1995
                                                   --------   -------  -------  -------  -------  -------
PER SHARE DATA:
Net Asset Value, Beginning of Period............      $6.78     $7.11    $6.89    $6.73    $7.16    $6.48
                                                    -------   -------  -------  -------  -------  -------
Income from Investment Operations:
Net investment income...........................       0.17      0.29     0.30     0.33     0.36     0.40
Net realized and unrealized gain (loss)
   on investments...............................      (0.27)    (0.60)    0.22     0.16    (0.43)    0.68
                                                    -------   -------  -------  -------  -------  -------
Total from Investment Operations................      (0.10)    (0.31)    0.52     0.49    (0.07)    1.08
                                                    -------   -------  -------  -------  -------  -------
Less Distributions:
Dividends from net investment income............      (0.17)    (0.29)   (0.30)   (0.33)   (0.36)   (0.40)
                                                    -------   -------  -------  -------  -------  -------
Total Distributions.............................      (0.17)    (0.29)   (0.30)   (0.33)   (0.36)   (0.40)
                                                    -------   -------  -------  -------  -------  -------
Net Asset Value, End of Period..................      $6.51     $6.51    $7.11    $6.89    $6.73    $7.16
                                                    =======   =======  =======  =======  =======  =======
TOTAL RETURN:                                         (1.59)%  (4.47)%    7.78%    7.53%  (0.92)%   17.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)........      $2,851   $17,797  $26,614  $12,350   $9,283   $8,181
Ratio of expenses to average net assets.........       2.03%+    2.00%    1.83%    2.01%    1.92%    2.01%
Ratio of net income to average net assets.......       4.37%+    4.24%    4.33%    4.90%    5.27%    5.84%
Portfolio turnover rate.........................      51.59%* * 51.59%   99.43%  193.90%  175.25%  213.06%

------------------
 + Annualized.
 * Commencement of offering of shares.
** For the year ended December 31, 1999.
See notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

The Trustees and Shareholders,
Seligman U.S. Government Securities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman U.S. Government Securities Series as of December 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Series as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 4, 2000


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour
                   Automated Telephone
                   Access Service

TRUSTEES

John R. Galvin 2,4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3,4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2,4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

John E. Merow 2,4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2,4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3,4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3,4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3,4
Retired Vice President, Pfizer Inc.

James N. Whitson 2,4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co.  Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Trustee Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated
----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Trustee Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Lawrence P. Vogel
Vice President

Gary S. Zeltzer
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary
                                       18

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

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Adapted from the Investment Company Institute's 1999 Mutual Fund Fact Book.

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